Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Rogers Communications Inc.

In connection with the Annual Report on Form 40-F of Rogers Communications Inc., a corporation organized under the laws of British Columbia (the “Company”), for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2015	“Jonathan Guy Laurence”
Jonathan Guy Laurence
Director and President and Chief Executive Officer

Dated: February 13, 2015	“Anthony Staffieri”
Anthony Staffieri, FCPA, FCA
Chief Financial Officer

Certification Pursuant to

18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Rogers Communications Partnership

In connection with the Annual Report on Form 40-F of Rogers Communications Inc., a corporation organized under the laws of British Columbia (the “Company”), for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Rogers Communications Partnership certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2015	“Graeme H. McPhail”
Graeme H. McPhail
Senior Vice President, Legal & Associate General Counsel

Dated: February 13, 2015	“Anthony Staffieri”
Anthony Staffieri, FCPA, FCA
Chief Financial Officer